EXHIBIT 99

                            EXPLANATION OF RESPONSES

(1) GSCP (NJ), Inc. is making this joint filing on Form 3 on its behalf and as the designated beneficial owner on behalf of the following entities and individuals: GSCP (NJ), L.P., Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Frederick Horton, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner (collectively, with GSCP (NJ), Inc., the "Affiliates"). A separate Form 3 is being filed on today's date by Greenwich Street Investments II, L.L.C. ("GSI II") with respect to its beneficial ownership of the same shares covered in this filing.

(2) For the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, each of the Affiliates, by virtue of their relationships with Greenwich Street Capital Partners II, L.P. ("Greenwich II"), TRV Executive Fund, L.P. ("TRV"), Greenwich Street Employees Fund, L.P. ("Greenwich Employees") and Greenwich Fund, L.P. ("Greenwich Fund"), which are the direct owners of 3,250,000 Common Shares of Ram Holdings Ltd. (the "Company") in the aggregate, may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of the 3,250,000 Common Shares. The 3,250,000 Common Shares are held directly by the following entities in the following amounts: Greenwich II owns 2,958,566 Common Shares; TRV owns 14,599 Common Shares; Greenwich Employees owns 176,605 Common Shares, and Greenwich Fund owns 100,230 Common Shares. Each of Greenwich II, TRV, Greenwich Employees and Greenwich Fund received their respective Common Shares in respect of the shares each such entity held in Ram Holdings II, Ltd. ("RAM II") pursuant the amalgamation of RAM II and the Company and related transactions described in the Company's registration statement on Form S-1 (333-131763) filed with the Securities and Exchange Commission on February 10, 2006, as amended (the "Registration Statement"). Each of the Affiliates disclaims beneficial ownership of the Company's Common Shares except to the extent of each entity's and individual's pecuniary interest in the Company's Common Stock.

(3) Greenwich II, TRV, Greenwich Employees and Greenwich Fund are Delaware limited partnerships. GSI II is the general partner of each of Greenwich II, TRV, Greenwich Employees and Greenwich Fund.

GSCP (NJ), L.P. is the manager of each of Greenwich II, TRV, Greenwich Employees and Greenwich Fund. GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P.; and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Frederick H. Horton, Matthew C. Kaufman, Christine
K. Vanden Beukel, and Andrew Wagner are executive officers and stockholders of GSCP (NJ), Inc., limited partners of GSCP (NJ), L.P. and, except for Messrs. Wagner and Horton, are managing members of GSI II.

Keith W. Abell filed a separate Form 3 on April 26, 2006 with respect to his beneficial ownership of the same shares covered by this filing. Mr. Abell disclaims beneficial ownership of the Company's Common Shares except to the extent of its pecuniary interest in the Company's Common Shares. Greenwich II filed a separate Form 3 on May 1, 2006 with respect to its beneficial ownership of some of the same shares covered by this filing.

(4) For the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, GSI II, by virtue its relationship with Greenwich II, TRV, Greenwich Employees and Greenwich Fund, which is described further in Footnote 3 above, may be deemed to have shared voting and investment power over, and be the indirect beneficial owner of 3,250,000 Common Shares of the Company. The 3,250,000 Common Shares are held directly by the following entities in the following amounts:
Greenwich II owns 2,958,566 Common Shares; TRV owns 14,599 Common Shares; Greenwich Employees owns 176,605 Common Shares; and Greenwich Fund owns 100,230 Common Shares. Each of Greenwich II, TRV, Greenwich Employees and Greenwich Fund received their respective Common Shares in respect of the shares each such entity held in RAM II pursuant the amalgamation of RAM II and the Company and related transactions described in the Company's Registration Statement. GSI II disclaims beneficial ownership of the Company's Common Shares except to the extent of its pecuniary interest in the Company's Common Shares.

                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                             GSCP (NJ), L.P.

                                             By: GSCP (NJ), Inc.



                                             By: /s/ Matthew C. Kaufman
                                                 --------------------------
                                                 Name:  Matthew C. Kaufman
                                                 Title: Managing Director

                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").



                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Robert A. Hamwee

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Frederick H. Horton

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated May 10, 2006 filed as Exhibit 24 hereto.

                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                            JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               /s/ Matthew C. Kaufman
                                               -----------------------------
                                               Matthew C. Kaufman

                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               By:  /s/ Matthew C. Kaufman
                                                    ---------------------
                                                    As Attorney-in-Fact*


                                               By:  /s/ Andrew Wagner
                                                    ---------------------
                                                    As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: May 1, 2006

Issuer and Ticker Symbol: Ram Holdings Ltd. ("RAMR").


                                               /s/ Andrew Wagner
                                               ---------------------
                                               Andrew Wagner